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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 8, 2000
                               (August 31, 2000)

                            Prison Realty Trust, Inc.
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             (Exact name of registrant as specified in its charter)


          Maryland                       0-25245                 62-1763875
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

        10 Burton Hills Boulevard, Suite 100, Nashville, Tennessee 37215
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (615) 263-0200

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

        On August 31, 2000, the board of directors of Prison Realty Trust, Inc., a Maryland corporation (the "Company"), declared a dividend of $145.0 million, payable on Friday, September 22, 2000 to the Company's common stockholders of record as of September 14, 2000, in connection with the Company's election to be taxed and qualify as a real estate investment trust, or REIT, with respect to its 1999 taxable year (the "1999 REIT Dividend"). The dividend will be payable in an aggregate of 5,928,046 shares of a newly designated series of the Company's preferred stock. As a result of the board's declaration, the Company's common stockholders will be entitled to receive 5 shares of Series B Cumulative Convertible Preferred Stock (the "Series B Preferred Stock") for every 100 shares of common stock held by them on the record date. The 1999 REIT Dividend is intended to satisfy the Company's remaining distribution requirements in connection with its election to be taxed and qualify as a REIT with respect to its 1999 taxable year.

        The Series B Preferred Stock to be issued as the 1999 REIT dividend will provide for dividends payable in additional shares of Series B Preferred Stock at a rate of 12% per year for the first three years following the issuance of the shares and cash dividends at a rate of 12% per year thereafter, payable for the period from the issuance date through December 31, 2000 and quarterly thereafter in arrears. Shares of the Series B Preferred Stock will be callable by the Company at a price per share equal to the stated value of $24.46, plus any accrued dividends at any time after six months following the later of: (i) September 22, 2003; or (ii) the 91st day following the redemption of the Company's $100.0 million 12% senior notes, due 2006. Shares of Series B Preferred Stock will be convertible into shares of the Company's common stock during two separate conversion periods: (i) from October 2, 2000 to October 13, 2000; and (ii) from December 7, 2000 to December 20, 2000, at a conversion price consisting of the average closing price of Prison Realty's common stock on the New York Stock Exchange ("NYSE") during the 10 trading days prior to the first day of the applicable conversion period. A discussion of additional terms of the Series B Preferred Stock can be found in the Company's Definitive Proxy Statement, as filed with the Securities and Exchange Commission on July 31, 2000, as supplemented. The terms of the Series B Preferred Stock can also be found in the form of Articles Supplementary to Prison Realty's Charter filed herewith as Exhibit 3.1 and incorporated herein in its entirety.

        The Company has applied to list the shares of Series B Preferred Stock, and the shares of the company's common stock into which the Series B Preferred Stock is convertible, on the NYSE, pending official notice of issuance.

        The 1999 REIT Dividend is necessary in order for the Company to maintain its taxable status as a REIT for its 1999 taxable year, as required by the Company's existing charter. Companies electing REIT status are required, under the Internal Revenue Code of 1986, as amended, to distribute 95% of their taxable income and to distribute all earnings and profits inherited from a taxable subchapter C corporation as dividends. The Company has proposed a comprehensive restructuring, pursuant to which the Company will, pending stockholder approval, among other


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things, amend its charter to permit it to operate so as to be taxed as a subchapter C corporation rather than as a REIT for federal income tax purposes commencing with its 2000 taxable year.

        The distribution of the Series B Preferred Stock will have certain tax consequences for the Company's common stockholders. The distribution will generally be treated as a dividend to the extent that it is deemed paid out of the Company's current and accumulated earnings and profits. Accordingly, the Company's common stockholders generally will be required to include the fair market value of the Series B Preferred Stock as ordinary income on their tax returns. To the extent the fair market value of the Series B Preferred Stock exceeds the amount of the Company's current and accumulated earnings and profits, the distribution will be treated as a return of capital, which will reduce each stockholder's basis in its shares of the Company's common stock (but not below zero). Thereafter, the distribution will be treated as capital gain from the sale or exchange of the Company's common stock, assuming the stock is held as a capital asset at the time of the distribution. Future dividends on the Series B Preferred Stock, whether in stock or cash, will generally be treated as dividends to the extent of the Company's current and accumulated earnings and profits as well. A discussion of the tax consequences to those who receive shares of the Series B Preferred Stock in the 1999 REIT Dividend can be found in the Company's Definitive Proxy Statement, as filed with the Securities and Exchange Commission on July 31, 2000, as supplemented on September 5, 2000.

        The press release issued by the Company on September 5, 2000 with respect to the declaration of the 1999 REIT Dividend is filed herewith as
Exhibit 99.1 and is incorporated herein in its entirety.

        This Form 8-K contains forward-looking statements within the meaning of
Section 27(a) of the Securities Act of 1933, as amended, and Section 21(e) of the Securities Exchange Act of 1934, as amended. Actual results could differ materially from those as set forth in the forward-looking statements.

ITEM 7(C).  EXHIBITS.

The following exhibit is filed as part of this Current Report:

Exhibit
Number   Description of Exhibits
------   -----------------------

3.1 Form of Articles Supplementary to the Charter of the Company setting forth the terms of the Series B Cumulative Convertible Preferred Stock.

99.1 Company Press Release, dated September 5, 2000, announcing the declaration of the 1999 REIT Dividend.




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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the undersigned Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 8, 2000                   PRISON REALTY TRUST, INC.



                                          By:  /s/ John D. Ferguson
                                               ---------------------------------
                                          Its: Chief Executive Officer and
                                               President
                                               ---------------------------------



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                                      EXHIBIT INDEX

Exhibit
Number   Description of Exhibits
------   -----------------------

3.1 Form of Articles Supplementary to the Charter of Prison Realty Trust, Inc. (the "Company") setting forth the terms of the Series B Cumulative Convertible Preferred Stock.

99.1 Company Press Release, dated September 5, 2000, announcing the declaration of the 1999 REIT Dividend.








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